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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2005


                                CAMINOSOFT CORP.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


       CALIFORNIA                    033-64534-LA               95-388130
 (STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)      (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

                          600 Hampshire Road, Suite 105
                           Westlake Village, CA 91361
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (805) 370-3100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IS CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   Set forth below are the Exhibits to the Form 8-K filed January 31, 2005.

EXHIBITS

   4.1        Common Stock Purchase Agreement, dated January 31, 2005
   4.2        Registration Rights Agreement, dated January 31, 2005
   4.3        Termination Agreement, dated January 28, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CAMINOSOFT CORP.

Date: February 7, 2005

                                                  /s/ Stephen Crosson
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                                                  Name: Stephen Crosson
                                                  Title: Chief Financial Officer
                                                  and Chief Operating Officer